Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 15, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus, Statutory Prospectus and Statement of Additional Information for the Fund listed below:
Invesco V.I. Global Core Equity Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective October 15, 2020, the following changes apply:
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Canada Ltd.
Portfolio Managers	Title	Length of Service on the Fund
Michael Hatcher	Portfolio Manager (lead)	2020

Sunny Basi	Portfolio Manager	2020

Marina Pomerantz	Portfolio Manager	2020

The following information replaces in its entirety the second paragraph appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectus:
Sub-Advisers: Invesco Canada Ltd. (Invesco Canada) serves as the Fund’s investment sub-adviser. Invesco Canada, an affiliate of the Adviser, is located at 5140 Yonge Street, Suite 800, Toronto, Ontario M2N 6X7, Canada. Invesco Canada is a leading Canadian investment management company. Invesco Canada has been managing assets since 1981. Invesco Canada is a manager of retail mutual funds, pooled funds, exchange-traded funds and separately managed accounts, with a diverse range of retail and institutional clients. Invesco Canada provides portfolio management services to the Fund.
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management team at Invesco Canada.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
■	Michael Hatcher (lead manager), Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Canada and/or its affiliates since 2009.
■	Sunny Basi, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Canada and/or its affiliates since 2010.
■	Marina Pomerantz, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Canada and/or its affiliates since 2015.
A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
Erik Esselink, Jeff Everett and Marty Steinik will no longer serve as Portfolio Managers of the Fund. All references to Mr. Esselink, Mr. Everett and Mr. Steinik in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
VIGCE-SUMSTATSAI-SUP
1